UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 24, 2026

THE BRINK’S COMPANY
(Exact name of registrant as specified in its charter)

Virginia	001-09148	54-1317776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1801 Bayberry Court
P. O. Box 18100
Richmond, VA 23226-8100
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (804) 289-9600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	BCO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule
405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

The Brink's Company (the “Company”) anticipates a change in the accounting treatment with respect to its Malaysia business (the “Malaysia Business”). Following a change in the Company's involvement in the Malaysia Business, the Company expects to account for its investment under a method other than consolidation, and the Malaysia Business’s results would therefore no longer be reflected on a consolidated basis in the Company's financial statements.

The Company currently expects this change to reduce reported revenue by approximately $100 million and Adjusted EBITDA by approximately $10 million to $15 million, in each case, over the next four quarters. The Company does not expect this change will have an impact on its full-year 2026 organic revenue growth and Adjusted EBITDA margin expansion framework.

These expectations are preliminary, reflect the Company’s management’s current estimates, and are subject to change as the Company completes its financial close and review procedures for the quarter. Adjusted EBITDA is a non-GAAP financial measure. The Company is unable to provide a quantitative reconciliation of the anticipated Adjusted EBITDA impact to the most directly comparable GAAP measure without unreasonable effort because the Company has not yet completed its financial close and review procedures for the quarter, and certain items necessary to complete the reconciliation depend on the outcome of that process and on future events that cannot be reasonably estimated at this time.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the anticipated change in accounting treatment for the Company's Malaysia Business and the estimated annualized impact of that change on the Company's revenue, Adjusted EBITDA, organic revenue growth, and acquisition/disposition reporting. These statements are based on preliminary estimates and the Company’s management’s current expectations and are not a guarantee of final results. Actual results may differ materially due to factors including the timing and occurrence of events giving rise to the change in accounting treatment, the final determination of accounting treatment under U.S. GAAP, the completion of the Company’s financial close and review procedures, and the risks described in the Company's most recent Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statement, except as required by law.

Item 9.01		Financial Statements and Exhibits.

(d)	Exhibits

	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE BRINK’S COMPANY (Registrant)

Date: July 24, 2026	By:	/s/ Kurt B. McMaken
Kurt B. McMaken
Executive Vice President and Chief Financial Officer